LIMITED GUARANTY
This Limited Guaranty (“Guaranty”), executed as of January 22, 2025, is given by STRATUS PROPERTIES INC., a Delaware corporation (“Guarantor”) to induce Broadway National Bank (“Lender”) to make a loan (the “Loan”) to LANTANA PLACE, L.L.C., a Texas limited liability company (“Borrower”) in the sum of $29,800,000.00. The following documents (among others) have been executed and delivered to Lender in connection with, as evidence of, or as security for the Loan:
Promissory Note (the “Note”) of even date herewith in the original principal sum of $29,800,000.00 executed by Borrower payable to Lender.
Deed of Trust, Security Agreement and Financing Statement (the “Deed of Trust”) of even date herewith executed by Borrower in favor of Lender and recorded in the Real Property Records of Travis County, Texas, covering the real and personal property described therein.
Commercial Loan Agreement of even date herewith (the “Loan Agreement”) executed by Borrower, Lender, and Guarantor.
Assignment of Rents (the “Assignment Rents”) of even date herewith executed by Borrower.
The documents described above and all other documents signed in connection with, as evidence of, or as security for the Loan (collectively, the “Loan Documents”) are incorporated into this Guaranty by reference for all purposes.
1.    Recourse Obligations. Guarantor hereby assumes liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys’ fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever which may at any time be imposed upon, incurred by or awarded against Lender as a result of any of the following (the “Obligations”):

(a)    Proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all of any portion of the Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender.
(b)    Proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender but which, under the terms of the Loan Documents, should have been delivered to Lender.
(c)    All tenant security deposits or other refundable deposits paid to or held by or on behalf of Borrower to any other person or entity in connection with leases of all or any portion of the Property which are not applied in accordance with the terms of the applicable lease or other agreement.
(d)    Rent and other payments received from tenants under leases of all or any portion of the Property paid more than one (1) month in advance.
(e)    Rents, issues, profits and revenues of all or any portion of the Property received or applicable to a period after any Event of Default (as defined in the Loan Agreement), in the event of any default thereunder, which are not either applied to the ordinary and necessary expenses of owning and operating the Property or paid to Lender.

(f)    Damage or waste to the Property as a result of the intentional misconduct or gross negligence of Borrower or any of its principals, officers, managers, members or general partners, Guarantor, any other guarantor, any indemnitor, or any agent or employee of any such persons (each, a “Borrower Party”), or any removal of all or any portion of the Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such damage or removal.
(g)    Failure by Borrower to pay any valid taxes, assessments, claims of mechanics or materialmen or other claims which could create liens on any portion of the Property which would be superior to the lien or security interest created under the Deed of Trust or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant.
(h)    All obligations and indemnities of Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including those resulting from diminution on value of any Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations.
(i)    Fraud or material misrepresentation by Borrower or any Borrower Party.
(j)    All losses, liabilities, and costs of Lender under any agreement or arrangement entered into by Lender in connection with the Loan that provides for an interest rate, currency, equity, credit, or commodity swap, cap, floor, or collar, spot or foreign currency exchange transaction, cross currency rate swap, currency option, any combination of, or option with respect to any of the foregoing or similar transactions for the purpose of hedging exposure to fluctuations in interest rates, exchange rates, currency, stock, portfolio or loan valuations or commodity prices arising from a prepayment of the Note in whole or in part by Borrower or by reason of the acceleration of the Note following a default under the Loan.
Notwithstanding anything to the contrary in this Guaranty or any of the other Loan Documents, Guarantor shall be directly and primarily liable, on a joint and several basis, for all indebtedness evidenced by the Note and for all obligations of Borrower under the Loan Documents if: (i) Borrower or any Borrower Party should raise any defense, counterclaim or allegation in any foreclosure action by Lender relative to the Property or any part thereof, (ii) Borrower fails to obtain Lender’s prior written consent to any subordinate financing or other voluntary lien encumbering the Property; (iii) Borrower fails to obtain Lender’s prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by the Loan Documents; or (iv) a receiver, liquidator or trustee of Borrower or of Guarantor or any guarantor shall be appointed, or if Borrower or Guarantor or any guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to the Federal Bankruptcy Code or other bankruptcy laws shall be filed, consented to, or acquiesced in, by Borrower or Guarantor or any guarantor, or if any action or proceeding for the dissolution or liquidation of Borrower or Guarantor or any guarantor shall be instituted or commenced by or against Borrower or Guarantor or any guarantor under the Federal Bankruptcy Code or other bankruptcy laws. Furthermore, all amounts for which Guarantor are fully and personally liable and subject to legal action hereunder shall include all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys’ fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever which may at any time be imposed upon, incurred by or awarded against Lender in connection with this Section. Nothing contained in this Section shall (1) be deemed to be a release or impairment of the indebtedness evidenced by the Note or the obligations of Borrower under the Note or the other Loan Documents or the lien of the Loan Documents upon the Property, or (2) preclude Lender from foreclosing under the Loan Documents in case of any default or from enforcing any of the other rights or remedies of Lender, or (3) release, limit or impair in any way whatsoever any other obligations of Guarantor under this Guaranty (except to the extent specifically provided in this Guaranty) or under any other Loan Document to which Guarantor is a party.

2.    Nature of Guaranty. Guarantor agrees that this Guaranty is an absolute, complete, continuing, unconditional, and irrevocable guaranty of payment and performance of the Obligations and that it is not a guaranty of collection.
3.    Benefits to Guarantor. Guarantor acknowledges, warrants, and represents to Lender that Guarantor expects to benefit, financially or otherwise, directly or indirectly, from the Loan, this Guaranty, and from every increase, reduction, renewal, extension, rearrangement, reinstatement, refinancing, or modification of the Loan or the Loan Documents; every substitution, replacement, alteration, modification, or release of collateral, or other relinquishment of legal rights made or granted by Lender to Borrower.
4.    Payment and Performance by Guarantor. If Borrower does not pay or perform the Obligations on or before the times they are required to be paid or performed pursuant to the Loan Documents, whether by maturity or otherwise, Guarantor shall pay or perform the Obligations for the benefit of Lender. Any failure by Guarantor to pay or perform the Obligations when they are required to be paid or performed pursuant to the Loan Documents shall be a default under this Guaranty.
5.    WAIVERS BY GUARANTOR. GUARANTOR WAIVES ANY NOTICE OF ACCEPTANCE OF THIS GUARANTY BY LENDER, ACCEPTANCE BY LENDER BEING CONCLUSIVELY PRESUMED BY ITS REQUEST FOR THIS GUARANTY AND ITS DELIVERY TO LENDER. GUARANTOR WAIVES ANY NOTICE OF THE CREATION, ADVANCEMENT, INCREASE, REDUCTION, EXISTENCE, RENEWAL, EXTENSION, MODIFICATION, REINSTATEMENT, REFINANCING, OR REARRANGEMENT OF THE OBLIGATIONS. GUARANTOR WAIVES GRACE, NOTICE OF DEFAULT, DEMAND, PRESENTMENT, NOTICE OF NON-PAYMENT, PROTEST, NOTICE OF PROTEST, DISHONOR, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, AND ANY OTHER NOTICE WHATSOEVER ON THE OBLIGATIONS. GUARANTOR WAIVES ALL RIGHTS GRANTED TO GUARANTOR BY (I) SECTIONS 43.001-005 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE, (II) SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE, (III) RULE 31 OF THE TEXAS RULES OF CIVIL PROCEDURE, AND (IV) SECTIONS 51.003, 51.004, AND 51.005 OF THE TEXAS PROPERTY CODE, AND ANY SUCCESSOR STATUTES AND AMENDMENTS TO ANY OF SAME. GUARANTOR WAIVES ALL DEFENSES OR RIGHTS GUARANTOR MAY HAVE BECAUSE OF ANY DISABILITY, LACK OF CORPORATE AUTHORITY OR POWER, IMPAIRMENT OF RECOURSE OR COLLATERAL, OR OTHER DEFENSE OF BORROWER OR ANY OTHER PERSON LIABLE FOR THE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS, AND SHALL REMAIN LIABLE ON THIS GUARANTY REGARDLESS OF WHETHER BORROWER OR ANY OTHER PERSON IS FOUND NOT LIABLE FOR THE OBLIGATIONS FOR ANY REASON.
6.    Guarantor’s Direct Liability. Guarantor’s liability for payment and performance of the Obligations is primary and not secondary. Guarantor may be required to pay and perform the Obligations in full without the assistance of any other party, or any collateral or security for the Obligations. Lender is not required to mitigate damages, file suit, or take any action to enforce, reduce, or collect the Obligations, in order to enforce this Guaranty. Lender is not required to do any of the following things before enforcing this Guaranty:
(a)    Give any notice to Borrower or any other person liable for the payment or performance of the Obligations.
(b)    Make any demand for payment or performance on Borrower or any other person liable for payment or performance of the Obligations
(c)    Make any effort to collect the Obligations from Borrower or any other person liable for the payment or performance of the Obligations.
(d)    Foreclose, proceed against, or exhaust any Collateral.

(e)    Join Borrower or any other person liable for the payment or performance of the Obligations with Guarantor in any suit arising out of this Guaranty or the Obligations.
(f)    Enforce its rights against any other person liable for the payment or performance of the Obligations.
(g)    Pursue any other remedies Lender may have in connection with the Obligations.
7.    Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations. Guarantor’s obligations under this Guaranty will not be released, diminished, impaired, reduced, or adversely affected by, and Guarantor waives any common law, equitable, statutory, or other rights that Guarantor might otherwise have, as a result of any of the following:
(a)    Any partial or full release of Borrower or any other person who is primarily or secondarily liable for the Obligations.
(b)    The voluntary or involuntary liquidation, sale, or other disposition of all or substantially all of the assets of Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting Borrower or any of its assets.
(c)    Any impairment, modification, release or limitation of liability of Borrower, or stay of foreclosure or other lien enforcement proceedings against Borrower, or Borrower’s property, or Borrower’s estate in bankruptcy, or any modification, discharge, or extension of the Obligations resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other bankruptcy laws, or from the decision of any court.
(d)    Any release, subordination, substitution, change, or alteration of any collateral or security for the Loan, or any other guaranty of the Obligations, now or hereafter held by Lender.
(e)    Lender’s failure to use diligence or care in preserving the liability of any person for the payment and performance of the Obligations, or in bringing suit to enforce collection of the Obligations.
(f)    The addition of another guarantor or guarantors of the Obligations.
(g)    Any increase, reduction, renewal, extension, modification, alteration, refinancing, or rearrangement of the Obligations or any other adjustment, indulgence, forbearance, or compromise with respect to them.
(h)    The exercise, failure to exercise, delay, omission, or lack of diligence or care by Lender in exercising any right or power conferred upon Lender in this Guaranty or the other Loan Documents, or at law, in equity, or by agreement.
(i)    Any payment by Borrower to Lender if the payment is held to constitute a preference under the Federal Bankruptcy Code or other bankruptcy laws, or if for any other reason Lender is required to refund the payment to Borrower or any other party.
(j)    The invalidity or unenforceability of all or any part of the Obligations, or the Loan Documents, for any reason whatsoever, including without limitation the fact that: Borrower has any legal disability to incur this indebtedness; the act of creating the Obligations is ultra vires; the officers or representatives executing the Loan Documents acted in excess of their authority; the Loan or Loan Documents violate applicable usury laws; Borrower has valid defenses, claims, or offsets (whether at law, in equity, or by agreement) which render the Obligations wholly or partially uncollectible from Borrower; the creation, performance, or repayment of the Obligations (or the execution, delivery, and performance of any of the Loan Documents) is illegal, uncollectible, legally impossible, or unenforceable; or any of the Loan Documents have been forged or otherwise are irregular or not genuine or authentic.
(k)    Lender’s failure to enforce or observe anything contained in the Loan Documents (including no personal liability provisions), or any act or omission of Lender in connection with the Loan Documents.
(l)    Any act or omission of Lender in connection with any collateral for the Obligations.
8.    Suit on Guaranty. Suit may be brought by Lender against any Guarantor alone, or jointly and severally against some or all of any other guarantors, without impairing the rights of Lender against Borrower or any guarantors not joined in the suit. If there are any other guarantors of the Obligations, the liability of Guarantor and the other guarantors is joint and several.
9.    Costs of Collection. Guarantor agrees to pay all costs of collection, including reasonable attorney’s fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.
10.    Subordination. Guarantor subordinates all present and future indebtedness owed by Borrower to Guarantor to the Obligations. Guarantor further subordinates any lien or security interest Guarantor may have in the Collateral to the liens and security interests securing the Obligations. Guarantor agrees not to accept any payments of any kind for any indebtedness of Borrower to Guarantor if at that time Guarantor is in default hereunder or Borrower is in default in the payment or performance of the Obligations. If Guarantor receives any payment in violation of this Section, Guarantor agrees to deliver the payment to Lender, and until delivered, Guarantor agrees to hold it in trust for Lender.
11.    Usury Disclaimer. It is the intention of Lender and Guarantor to conform strictly with applicable usury laws now in force. No provision of this Guaranty or the Loan Documents requires the payment, or permits the collection of interest in excess of the maximum amount permitted by applicable law. If at any time the interest received or contracted for exceeds the maximum lawful rate, the Lender must refund the amount of the excess, or must credit the amount of the excess against amounts owing under the Loan and the excess will not be considered the payment of interest. Determination of the rate of interest must be made by amortizing, prorating, allocating, and spreading in equal parts during the full contracted period of the life of the Loan all interest at any time contracted for, charged, or received from Borrower in connection with the Loan.
12.    Modification or Consent. No modification, consent, or waiver of any provision of this Guaranty is effective unless the modification, consent, or waiver is in writing and signed by Lender, and then only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor entitles Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right under this Guaranty will impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power under this Guaranty. All rights and remedies of Lender under this Guaranty are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies does not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.
13.    No Duty or Special Relationship. Guarantor agrees that Lender has no duty of good faith to Borrower or Guarantor, and that no special relationship, such as a fiduciary or trust relationship exists, between Lender and Borrower or Guarantor. Guarantor agrees that no duty of good faith will arise, and no special relationship will exist, unless created by a written agreement signed by Lender that expressly creates a duty of good faith or a special relationship.
14.    Transferability. This Guaranty may be enforced by Lender and any subsequent holder and shall not be discharged by the assignment or negotiation of all or part of the Obligations. Every reference in this Guaranty to “Lender” includes and refers to all subsequent holders of all or part of the Obligations. Guarantor waives notice of assignment or negotiation of all or part of the Obligations. Guarantor authorizes Lender to give any information it has pertaining to the Obligations, including, without limitation, financial, tax, credit, or other information about Guarantor, to any transferee of all or any part of the Obligations.
15.    No Revocation. This Guaranty may not be revoked by Guarantor and shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender because of the insolvency, bankruptcy, reorganization, receivership, or other debtor relief proceeding involving Borrower, or after any attempted revocation by Guarantor, all as if such payment had not been made.
16.    Successors or Assigns. This Guaranty inures to the benefit of the successors and assigns of Lender, and is fully binding upon Guarantor’s heirs, executors, personal representatives, successors, and assigns.
17.    Death of Guarantor. Upon the death of Guarantor, the obligation of the deceased shall continue against Guarantor’s estate as to all Obligations which have been incurred by Borrower prior to the actual receipt by an officer of Lender of written notice of such death, plus any renewals, extensions, substitutions, or replacements thereof, regardless of when occurring plus all loans and advances made to or for the account of Borrower after the date notice of Guarantor’s death is received by Lender pursuant to an obligation of Lender under a commitment made to Borrower prior to the receipt of such notice. The failure of Lender to file or enforce a claim against Borrower’s or Guarantor’s estate shall not affect the liability of Guarantor hereunder. If Guarantor dies and his or her estate or a substantial part of such estate is distributed to his or her heirs prior to Guarantor’s heirs executing an instrument approved in form and substance by Lender, either (i) jointly and severally assuming all of such deceased Guarantor’s Obligations under this Guaranty or (ii) securing the payment of the Obligations and effectively pledging, mortgaging, or otherwise creating a first lien on a portion of the assets of such estate valued by a qualified appraiser approved by Lender at not less than the amount of the Obligations then outstanding, then an event of default under this Guaranty has occurred and Lender may, at its option and without any required advance notice or opportunity to cure, declare the unpaid balance of the Obligations to be immediately due and payable. The rights of Lender under this paragraph are in addition to all other rights and remedies which Lender has hereunder or under any applicable law. All of Lender’s remedies and recourse under this Guaranty are separate and cumulative and may be pursued separately, successively, or concurrently, and are non-exclusive and the exercise of any one or more of them shall not limit or prejudice any other legal or equitable right, remedy or recourse to which Lender may be entitled.
18.    Notices. All notices provided for or permitted to be given pursuant to this instrument must be in writing or may be given or served by depositing the same in the United States mail, addressed to the person to be notified, postage prepaid, and registered or certified with return receipt requested, or by federal express, or other overnight delivery, or by delivering such notice by courier or by hand to such person. Except as otherwise provided in this instrument, notices are effective on the earlier to occur of (i) receipt by the party to be notified or (ii) three days after deposit in the mail in accordance with this paragraph. For purposes of this instrument, Lender’s address is 1177 N.E. Loop 410, San Antonio, Texas 78209 and Guarantor’s address is 212 Lavaca Street, Suite 300, Austin, Texas 78701 (Attn: Erin D. Pickens) with copy to Armbrust & Brown PLLC, Attn: Ken Jones, 100 Congress Avenue, Suite 1300, Austin, Texas 78701. Notices to Guarantor may also be sent by electronic mail to bedwards@stratusproperties.com. Guarantor agrees to maintain such email address during the term of this Guaranty. Notices sent by electronic mail to Guarantor are effective on the date of successful transmission, provided if such date is not a business day, or if the notice is sent after 5:00 p.m. (San Antonio, Texas time) on a business day, the notice is effective as of the next business day. For purposes of this paragraph, a “business day” is any day other than a Saturday, Sunday, or any other day on which commercial banks in San Antonio, Texas are authorized or required by law to close.
19.    Governing Law and Place of Performance. This Guaranty is to be performed in Bexar County, Texas and is a contract made under and must be construed in accordance with and governed by the laws of the State of Texas.

20.    Application of Proceeds. Without limiting any other provisions of this Guaranty, Guarantor agrees that to the extent Lender realizes any proceeds under any of the Loan Documents (including without limitation payments made by any other Guarantor and proceeds arising from the sale at foreclosure of any Collateral), such proceeds shall first be applied to that portion, if any, of the Loan for which Guarantor has no personal liability under this Guaranty, and shall then (and only after payment in full of the portion of the Loan for which Guarantor has no personal liability under this Guaranty) be applied to the portion of Loan for which Guarantor is liable.
21.    No Subrogation. Guarantor has no right of subrogation until such time as all of the Obligations have been paid and performed in full.
22.    Performance. Guarantor agrees that this Guaranty is in effect and binding upon Guarantor without reference to the performance or lack of performance of any other Guarantor. Further, Lender may effect a compromise with Borrower or any other guarantor (if more than one) for such sum as it deems proper, and release Borrower or any other guarantor from all further liability to Lender for any indebtedness under this Guaranty without impairing the right of Lender to demand and collect the balance of the indebtedness from Guarantor; however, it is agreed by Guarantor that such compromise and release shall not impair the rights of Guarantor against Borrower or any other guarantors.
23.    Legal Counsel. Guarantor acknowledges that Guarantor has had the benefit of the advice of legal counsel of Guarantor’s own choice in connection with the preparation and negotiation of this Guaranty, and have had an opportunity to review this Guaranty with such legal counsel, and that Guarantor fully understands the implications and ramifications of this Guaranty.
24.    Borrower’s Status. Should the status, composition, structure or name of Borrower change for any reason, including, but not limited to, a merger, dissolution, consolidation, or reorganization, this Guaranty will continue and also cover the indebtedness and obligations of Borrower under the new status, composition, structure, or name. If Borrower is a general or limited partnership, no termination of the partnership, or withdrawal from it by, or termination of any ownership interest in it owned by, any general or limited partner shall alter, limit, or modify Guarantor’s obligations in this Guaranty or otherwise affect this Guaranty in any manner whatsoever, all of which obligations of Guarantor will remain in effect.
25.    Right of Set-Off. The Lender may, without demand or notice of any kind, at any time when any amount that has not been paid by Borrower is due and payable by Guarantor, appropriate and apply toward the payment of such amount, and in such order of application as the Lender may from time to time elect, any property, balances, credits, deposits, accounts, or monies of Guarantor in the possession or control of the Lender for any purposes.
26.    Discharge. Any reduction of Guarantor’s obligations under this Guaranty due to Borrower’s payments on the Note is subject to the condition that if Lender, refunds or is required to turn over any amount to Borrower, its successors or assigns as a result of the application of federal bankruptcy or state insolvency law to such payments, Guarantor’s obligations under this Guaranty shall be and remain in full force and effect, as if the payment had never been made.
27.    Lost and Incorrect Documents. Upon notice from Lender that one or more of the documents executed in connection with, as evidence of, or as security for the Note (“Loan Documents”) have been lost, damaged or destroyed (the “Lost Documents”), Guarantor will execute, acknowledge and deliver any instrument or document which Lender may request as replacements for the Lost Documents (the “Replacement Documents”). Upon notice from Lender, Guarantor will promptly execute, acknowledge and deliver any instrument or document which Lender may reasonably request (the “Correction Documents”) to correct any error, omission, inaccuracy or other defect which may be discovered in the text, execution or acknowledgment of this Guaranty or any of the other Loan Documents, including, without limitation, (1) conflicts between the terms of any Commitment Letter, issued by Lender to Borrower in connection with the loan evidenced by the Note and the terms of any of the Loan Documents, (2) errors in the description of any of the Collateral, (3) misidentification of any of the parties to any of the Loan Documents, and (4) verification of the authority of the person executing the Loan Documents on behalf of the Guarantor. Guarantor will return to Lender any Replacement Documents and any Correction Documents, fully executed and acknowledged, within fifteen (15) days of Lender’s delivery of those documents to Guarantor and Guarantor hereby constitutes and appoints Lender as the Guarantor’s attorney-in-fact, for the sole and limited purpose of executing as a ministerial act for and on behalf of Guarantor, any such Replacement Document or Correction Document which is not so returned to Lender, fully executed and acknowledged within fifteen (15) days of Lender’s delivery of those documents to Guarantor; however, Lender shall have no duty to do so. This appointment shall be deemed an appointment coupled with an interest and shall be irrevocable. Guarantor’s failure to return to Lender any Replacement Documents and any Correction Documents, fully executed and acknowledged within fifteen (15) days of Lender’s delivery of those documents to Guarantor shall be a default under this Guaranty.
28.    Entire Agreement. Guarantor acknowledges and agrees that this Guaranty accurately represents and contains the entire agreement between Guarantor and Lender with respect to the subject matter hereof, that Guarantor is not relying, in the execution of this Guaranty, on any representations (whether written or oral) made by or on behalf of Lender except as expressly set forth in this Guaranty, and that any and all prior statements and/or representations made by or on behalf of Lender to Guarantor (whether written or oral) in connection with the subject matter hereof are merged herein.
29.    Headings. Section headings of this Guaranty are inserted for convenience of reference only, and shall not alter, define or be used in construing the text of such sections.
30.    Pronouns. As used in this Guaranty and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word “person” or “party” shall include “person, corporation, firm, partnership or association”.
31.    Counterparts. To facilitate execution, this Guaranty and any amendments, waivers, consents, or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or in electronic format (e.g., "pdf", "tif" or any other electronic means that reproduces an image of the actual executed signature page) shall be effective as delivery of a manually executed counterpart of this Guaranty.
32.    Jury Waiver. LENDER AND GUARANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR GUARANTOR AGAINST THE OTHER.
[Signature page follows]

Executed to be effective as of the date first set forth above.
GUARANTOR:
STRATUS PROPERTIES INC.,
a Delaware corporation
By:     /s/ Erin D. Pickens
    Erin D. Pickens, Senior Vice President
STATE OF TEXAS            §
COUNTY OF TRAVIS            §
This instrument was acknowledged before me on the 20th day of January, 2025 by Erin D. Pickens, the Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of such corporation.
[SEAL]             Gregg Krumme
                        Notary Public in and for the State of Texas
                        Printed Name: Gregg Krumme
                        My Commission Expires: 04-16-2026
                        Notary Public, State of Texas

[Signature page to Limited Guaranty]